EQ ADVISORS TRUSTSM – AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED AUGUST 25, 2016 TO THE PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Prospectus dated May 1, 2016 of EQ Advisors Trust (“Trust”) regarding the AXA/Franklin Templeton Allocation Managed Volatility Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolio for management services.

Effective September 1, 2016 the section of the Prospectus entitled “Management of the Trust” is revised to include the following information:

Voluntary Expense Limitation

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolio listed below so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Voluntary Expense Limitation Provision1

	Total Expenses Limited to (% of average daily net assets)
Portfolio	Class IA Shares	Class IB Shares	Class K Shares
AXA Franklin Templeton Allocation Managed Volatility	1.25%	1.25%	1.00%

1 Voluntary waivers may be reduced or discontinued at any time without notice.